Exhibit 10.10.2.1

[EXECUTION COPY]

LIMITED WAIVER AGREEMENT

THIS LIMITED WAIVER AGREEMENT (this “Waiver”), dated as of March 11, 2009, is made among (i) BUILDING MATERIALS HOLDING CORPORATION, a Delaware corporation (“Holdings”), as borrower, (ii) BMC WEST CORPORATION, a Delaware corporation (the “Company”), and certain other affiliates of Holdings, as guarantors, (iii) the Lenders party to the Credit Agreement referenced below, and (iv) WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), as the L/C Issuer, the Swingline Lender and the administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

A.           WHEREAS, Holdings, the Company and the other Guarantors, the Lenders and the Administrative Agent are parties to a Second Amended and Restated Credit Agreement, dated as of November 10, 2006, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of February 29, 2008, and that certain Second Amendment to Second Amended and Restated Credit Agreement, dated as of September 30, 2008 (as so amended and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.           WHEREAS, by written notice dated February 26, 2009 (the “Notice Letter”), Holdings has notified the Administrative Agent of certain potential or actual Defaults under Section 8.19(b) of the Credit Agreement as more specifically described in such Notice Letter, a copy of which is attached hereto as Exhibit A (such Defaults specified in the Notice Letter, the “Specified Defaults”).

C.           WHEREAS, as a result of such Specified Defaults, (i) Holdings may be unable to request additional Credit Extensions under the Credit Agreement, inasmuch as Holdings may be unable to satisfy the conditions precedent to such Credit Extensions under Section 5.03 of the Credit Agreement, and (ii) Holdings may be unable to dispose of assets as may otherwise be permitted under Section 8.02(h) of the Credit Agreement, inasmuch as clause (i) of such Section 8.02(h) requires that at the time of any such disposition no Event of Default shall exist.

D.           WHEREAS, Holdings has requested that the Majority Lenders agree to a limited waiver until April 15, 2009, of (i) the conditions precedent to additional Credit Extensions set forth in Sections 5.03(b), 5.03(c) and 5.03(d), so that, subject to availability under the Borrowing Base, Holdings may continue to have access to Revolving Loans of up to a maximum aggregate principal amount of $20,000,000, notwithstanding the existence of the Specified Defaults, and (ii) the requirement under clause (i) of Section 8.02(h) that no Event of Default shall exist at the time of any disposition otherwise permitted under such Section 8.02(h) so that Holdings may continue to pursue asset sales, notwithstanding the existence of the Specified Defaults, the proceeds of which shall be applied to prepay the Term B Loans in accordance with Section 2.08(a)(iii) of the Credit Agreement, in each case, pending further discussions with the Administrative Agent and the Lenders regarding the Specified Defaults.

E.           WHEREAS, the Majority Lenders have agreed to such request, subject to the terms and conditions hereof.

Accordingly, the parties hereto agree as follows:

SECTION 1  Definitions; Interpretation.

(a)           Terms Defined in Credit Agreement.  All capitalized terms used in this Waiver (including in the preamble and recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

(b)           Interpretation.  The rules of interpretation set forth in Section 1.02 of the Credit Agreement shall be applicable to this Waiver and are incorporated herein by this reference.

SECTION 2  Limited Waiver.

(a)           Subject to the terms and conditions of this Waiver, the Majority Lenders hereby temporarily waive (i) the requirements of Section 8.02(h)(i) of the Credit Agreement, (ii) the requirements of Section 8.19(b) of the Credit Agreement for the month ended February 28, 2009, and the month ending March 31, 2009, (iii) the requirements of Sections 5.03(b), 5.03(c) and 5.03(d) of the Credit Agreement with respect to additional Revolving Loans requested by Holdings on or after the Effective Date (as defined in Section 3 below), (iv) the certifications required under paragraphs (b) and (c) of any Notice of Borrowing with respect to additional Revolving Loans requested by Holdings on or after the Effective Date (as defined in Section 3 below), in the case of each of the preceding clauses (i), (ii), (iii) and (iv), insofar as such requirements or certifications cannot be satisfied due solely to the occurrence of the Specified Defaults, and (v) the right to exercise default remedies pursuant to the Loan Documents or applicable law arising solely as a result of the existence of the Specified Defaults; provided, that (1) such temporary waiver shall terminate on the earlier to occur of (A) the occurrence of an Event of Default (other than the Specified Defaults) and (B) 5:00 p.m. (Pacific time) on April 15, 2009 (the earliest to occur of (A) and (B), the “Waiver Termination Date”), and (2) the Effective Amount of all Revolving Loans shall not exceed $20,000,000 in the aggregate at any time outstanding, subject to availability under the Borrowing Base.

(b)           References Within Credit Agreement.  Each reference in the Credit Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Credit Agreement as supplemented by this Waiver.

SECTION 3  Conditions of Effectiveness.  The effectiveness of Section 2 of this Waiver shall be subject to the satisfaction of each of the following conditions precedent (the date on which such conditions are satisfied, the “Effective Date”):

(a)           Execution.  The Administrative Agent shall have received (i) from Holdings, the Company and each other Guarantor a duly executed original of this Waiver (or, if elected by the Administrative Agent, a facsimile or PDF copy of such executed Waiver), and (ii) from the Majority Lenders duly executed original written consents to this Waiver (or, if elected by the Administrative Agent, facsimile or PDF copies of such executed consents) authorizing the Administrative Agent to execute and deliver this Waiver on the Majority Lenders’ behalf.

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(b)           Fees and Expenses.  Holdings shall have paid (i) the Waiver Fee referenced below, and (2) all invoiced costs and expenses then due in accordance with Section 7(d) of this Waiver.

(c)           Additional Closing Documents and Actions.  The Administrative Agent shall have received the following, in form and substance satisfactory to it: a certificate of a Responsible Officer of Holdings and the Company, stating that (i) the representations and warranties contained in Section 4 of this Waiver are true and correct on and as of the Effective Date, and (ii) on and as of the Effective Date, no Default shall have occurred and be continuing other than the Specified Defaults.

(d)           Representations and Warranties; No Default.  On the Effective Date (i) the representations and warranties contained in Section 4 of this Waiver shall be true and correct on and as of the Effective Date as though made on and as of such date; and (ii) no Default shall have occurred and be continuing other than the Specified Defaults.

(e)           Additional Documents.  The Administrative Agent shall have received, in form and substance satisfactory to it, such additional approvals, opinions, documents and other information as the Administrative Agent or the Majority Lenders (through the Administrative Agent) may reasonably request.

SECTION 4  Representations and Warranties.  To induce the Lenders to enter into this Waiver, Holdings, the Company and each other Loan Party hereby represents and warrants to the Administrative Agent and the Lenders that all representations and warranties made by each such Person in Article VI of the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof, except for any inaccuracy of the representations and warranties in Section 6.06 or Section 6.11(b) resulting from the existence of the Specified Defaults.  For the purposes of this Section 4, (i) each reference in Article VI of the Credit Agreement to “this Agreement,” and the words “hereof,” “herein,” “hereunder,” or words of like import in such Article, shall mean and be a reference to the Credit Agreement as supplemented by this Waiver, and each reference in such Article to “the Loan Documents” shall mean and be a reference to the Loan Documents as supplemented as contemplated hereby, (ii) Section 6.11 of the Credit Agreement shall be deemed instead to refer to the last day of the most recent fiscal quarter and fiscal year for which financial statements have then been delivered, and (iii) any representations and warranties which relate solely to an earlier date shall not be deemed confirmed and restated as of the date hereof (provided that such representations and warranties shall be true and correct as of such earlier date).

SECTION 5  Waiver Fee.  Holdings shall pay to Administrative Agent, for the account of each Lender that approves this Waiver, a waiver fee in the amount of (x) 10 basis points multiplied by (y) (1) the Revolving Commitment plus (2) the outstanding principal amount of Term B Loans of each such Lender that approves this Waiver (the “Waiver Fee”).  Such Waiver Fee shall be fully earned on the Effective Date and shall be paid only to those Lenders that approve this Waiver by returning to the Administrative Agent a written consent to this Waiver by no later than 5:00 p.m. New York time on March 11, 2009.

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SECTION 6  Reaffirmation of Liens and Guarantees.

(a)           Each Loan Party hereby reaffirms that the Liens granted to the Administrative Agent, for itself and on behalf of and for the ratable benefit of the other Secured Parties, under the Security Agreement and the other Collateral Documents remain in full force and effect and constitute, and shall constitute on and after the Effective Date, valid and perfected Liens on the Collateral (subject only to Permitted Liens) to secure the Secured Obligations.  As used herein, “Secured Parties” and “Secured Obligations” shall have the meanings given to such terms in the Security Agreement.

(b)           Each of the undersigned Guarantors, in its capacity as a Guarantor, does hereby consent to this Waiver and to the documents and agreements referred to herein, and nothing herein shall in any way limit any of the terms or provisions of the Guaranty of such Guarantor or the Collateral Documents executed by such Guarantor or any other Loan Document executed by such Guarantor (as the same may be amended from time to time), all of which are hereby ratified and affirmed in all respects.

SECTION 7  Miscellaneous.

(a)           Notice.  Subject to Section 11.07 of the Credit Agreement, the Administrative Agent shall notify Holdings, the Company and the Lenders of the occurrence of the Effective Date and promptly thereafter distribute to Holdings, the Company and the Lenders copies of all documents delivered under Section 3 of this Waiver.

(b)           Credit Agreement Otherwise Not Affected.  Except as expressly waived pursuant hereto, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects.  The Lenders’ and the Administrative Agent’s execution and delivery of, or acceptance of, this Waiver and any other documents and instruments in connection herewith (collectively, the “Waiver Documents”) shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.

(c)           No Reliance.  Each of Holdings, the Company and each other Guarantor hereby acknowledges and confirms to the Administrative Agent and the Lenders that it is executing this Waiver and the other Waiver Documents on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

(d)           Costs and Expenses.  Holdings agrees to pay to the Administrative Agent on demand the reasonable out-of-pocket costs and expenses of the Administrative Agent, and the reasonable fees and disbursements of counsel to the Administrative Agent, in connection with the negotiation, preparation, execution and delivery of this Waiver and any other documents to be delivered in connection herewith.

(e)           Binding Effect.  This Waiver shall be binding upon, inure to the benefit of and be enforceable by Holdings, the Company and each other Guarantor, the Administrative Agent and each Lender and their respective successors and assigns.

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(f)            Governing Law.  THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.

(g)           Complete Agreement; Amendments.  This Waiver, together with the other Waiver Documents and the other Loan Documents, contains the entire and exclusive agreement of the parties hereto and thereto with reference to the matters discussed herein and therein.  This Waiver supersedes all prior commitments, drafts, communications, discussion and understandings, oral or written, with respect thereto.  This Waiver may not be modified, amended or otherwise altered except in accordance with the terms of Section 11.01 of the Credit Agreement.

(h)           Severability. Whenever possible, each provision of this Waiver shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations.  If, however, any provision of this Waiver shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Waiver, or the validity or effectiveness of such provision in any other jurisdiction.

(i)           Counterparts.  This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

(j)            Loan Documents.  This Waiver and the other Waiver Documents shall constitute Loan Documents.

(k)           Reservation of Rights.  The Administrative Agent and the Lenders continue to evaluate their response to the Specified Defaults, and, except as specifically set forth in Section 2 above, nothing contained in this Waiver is intended to or shall be construed as a waiver or forbearance of any of the rights, remedies, and powers of the Administrative Agent or any Lender or against the Borrower, any Guarantor or the Collateral, or a waiver of any Defaults or Events of Default, whether specified herein or otherwise, as an agreement to continue to make Credit Extensions to the Borrower under the Credit Agreement except as specifically set forth in Section 2 above, or a consent to any departure by the Borrower or any Guarantor from the express provisions of the Credit Agreement and the other Loan Documents.  The Administrative Agent and each Lender hereby expressly reserves all of its remedies, powers, rights, and privileges under the Credit Agreement and the other Loan Documents, at law (including under the Uniform Commercial Code), in equity, or otherwise.  Please be advised that neither the Administrative Agent nor the Lenders has any obligation to forbear from enforcing its rights and remedies with respect to any Default or Event of Default, other than in respect of the Specified Defaults (but then only until the Waiver Termination Date).  Any forbearance must be in writing and agreed to by the Administrative Agent and the requisite Lenders.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Waiver, as of the date first above written.

THE BORROWER

BUILDING MATERIALS HOLDING CORPORATION

By	/s/ William M. Smartt
Name: William M. Smartt
Title: Senior Vice President & Chief Financial Officer

THE GUARANTORS

BMC WEST CORPORATION

By	/s/ William M. Smartt
Name: William M. Smartt
Title: Senior Vice President & Chief Financial Officer

SELECTBUILD CONSTRUCTION, INC.

By	/s/ William M. Smartt
Name: William M. Smartt
Title: Senior Vice President & Chief Financial Officer

SELECTBUILD NORTHERN CALIFORNIA, INC.

By	/s/ William M. Smartt
Name: William M. Smartt
Title: Senior Vice President

SELECTBUILD DISTRIBUTION, INC.

By	/s/ William M. Smartt
Name: William M. Smartt
Title: Senior Vice President

[SIGNATURE PAGE 1 TO LIMITED WAIVER AGREEMENT]

C CONSTRUCTION, INC.

By	/s/ William M. Smartt
Name: William M. Smartt
Title: Senior Vice President

TWF CONSTRUCTION, INC.

By	/s/ William M. Smartt
Name: William M. Smartt
Title: Senior Vice President

H.N.R. FRAMING SYSTEMS INC.

By	/s/ William M. Smartt
Name: William M. Smartt
Title: Senior Vice President

SELECTBUILD, L.P.

By	/s/ William M. Smartt
Name: William M. Smartt
Title: Senior Vice President

SELECTBUILD SOUTHERN CALIFORNIA, INC.

By	/s/ William M. Smartt
Name: William M. Smartt
Title: Senior Vice President

SELECTBUILD NEVADA, INC.

By	/s/ William M. Smartt
Name: William M. Smartt
Title: Senior Vice President

[SIGNATURE PAGE 2 TO LIMITED WAIVER AGREEMENT]

SELECTBUILD ARIZONA, LLC

By	/s/ William M. Smartt
Name: William M. Smartt
Title: Senior Vice President

SELECTBUILD MID-ATLANTIC, LLC

By	/s/ William M. Smartt
Name: William M. Smartt
Title: Senior Vice President

SELECTBUILD FLORIDA, LLC

By	/s/ William M. Smartt
Name: William M. Smartt
Title: Senior Vice President

SELECTBUILD TRIM, LLC

By	/s/ William M. Smartt
Name: William M. Smartt
Title: Senior Vice President

KBI STUCCO, INC.

By	/s/ William M. Smartt
Name: William M. Smartt
Title: Senior Vice President

[SIGNATURE PAGE 3 TO LIMITED WAIVER AGREEMENT]

KBI WINDOWS, INC.

By	/s/ William M. Smartt
Name: William M. Smartt
Title: Senior Vice President

A-1 BUILDING COMPONENTS, LLC.

By	/s/ William M. Smartt
Name: William M. Smartt
Title: Senior Vice President

SELECTBUILD MECHANICAL, LLC.

By	/s/ William M. Smartt
Name: William M. Smartt
Title: Senior Vice President

SELECTBUILD ILLINOIS, LLC.

By	/s/ William M. Smartt
Name: William M. Smartt
Title: Senior Vice President

[SIGNATURE PAGE 4 TO LIMITED WAIVER AGREEMENT]

THE ADMINISTRATIVE AGENT

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent

By	/s/ Seth D. Moldoff
Name: Seth D. Moldoff
Title: Senior Vice President

[SIGNATURE PAGE 5 TO LIMITED WAIVER AGREEMENT]

EXHIBIT A

Notice Letter

[Please see attached]

BMHC
Four Embarcadero Center, Suite 3200
San Francisco, CA 94111

February 26, 2009

 Via Email and Messenger Delivery

Mr. Seth Moldoff, Senior Vice President
Wells Fargo Bank
MAC A0109-030
333 Market Street, 3rd Floor
San Francisco, CA 94105

Re: SECOND AMENDED AND RESTATED CREDIT AGREEMENT (as amended to date, the "Credit Agreement"; capitalized terms used herein and not otherwise defined are used as defined in the Credit Agreement) entered into as of November 10, 2006, by and among (i) BUILDING MATERIALS HOLDING CORPORATION ("Holdings"), as borrower, (ii) BMC WEST CORPORATION (the "Company"), and certain other affiliates of Holdings, as guarantors, (iii) the several financial institutions from time to time party to the Credit Agreement (individually, a "Lender" and, collectively, the "Lenders"), (iv) WELLS FARGO BANK, NATIONAL ASSOCIATION ("Wells Fargo"), as the L/C Issuer, the Swingline Lender, the administrative agent for the Lenders (in such capacity, the "Administrative Agent")

Dear Mr. Moldoff:

Reference is made to Section 8.19(b) of the Credit Agreement (the "Financial Covenant"). At this time, Holdings continues to finalize the closure of its financial books for the month ended February 28, 2009. In connection therewith it has become apparent to us that when that closure is completed, Holdings may not be in compliance with the Financial Covenant for the period ended February 28, 2009. Without conceding that a Default has occurred at this time, we would like to discuss with you and the other Lenders the possibility of relief from the Financial Covenant for the period ended February 28, 2009, as well as certain future periods, all as described in the presentation transmitted to you contemporaneously herewith. In addition, notwithstanding any Default that occurs in respect of the Financial Covenant for the period ended February 28, 2009 or otherwise, we would request that the Lenders allow Holdings to continue to request and obtain additional Credit Extensions under the Credit Agreement of up to $20,000,000 in aggregate principal amount, pending negotiations with the Lenders to amend the Credit Agreement to reflect current market conditions. In that regard, we propose a forbearance period through April 15, 2009 during which the Lenders would forbear from the exercise of default remedies, during which time Holdings would have access to the above referenced Credit Extensions and negotiations with the Lenders could be commenced and an amendment documented.

Very truly yours,

BUILDING MATERIALS HOLDING CORPORATION

By:	/s/ William M. Smartt
Name:	William M. Smartt
Title:	Senior Vice President and Chief Financial Officer